Dell to Acquire Quest
Software
Dave Johnson John Swainson
SVP, Corporate Strategy, Dell President, Software Group, Dell
Brian Gladden Rob Williams
SVP, Chief Financial Officer, Dell Vice President, Investor Relations, Dell
Vinny Smith Scott Davidson
Chairman & CEO, Quest Software Senior Vice President &
Chief Financial Officer, Quest Software
July 2, 2012
Exhibit 99.2

Investor Relations
Forward-looking statements
Statements that relate to future results and events are forward-looking statements based on Dell's and Quest’s current expectations. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. Risks, uncertainties and assumptions include the possibility that projected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that Dell and Quest are unable to successfully implement the plans, strategies and objectives of management for future operations, including the execution of integration strategies; and other risks that are described in Dell’s or Quest’s Securities and Exchange Commission reports. Neither Dell nor Quest undertake any obligation to update these forward-looking statements.

Servers, Networking and Storage
Services & Cloud
End-User Computing
Software
End-to-end IT Solutions
Scalable, mid-market design point

Investor Relations Committed to our strategy Delivering end-to-end solutions with scalable, mid-market design point 3

Investor Relations
Quest Software at a glance
Transaction -
Approved by Board of Directors of each company
Company -
Quest is a leading provider of enterprise software solutions

* Consistent with typical software acquisitions, post-acquisition  earnings will be impacted by purchase accounting adjustments to Quest’s deferred revenue balance -- estimated deferred revenue adjustment and transaction costs of approximately $500M (excludes amortization of intangibles)
• Employees 3,850 (HQ in Aliso Viejo, CA)
• Sales Organization 1,440 sales reps (~23% systems engineers)
• R&D Organization 1,279 software engineers
• Customers over 100k worldwide
Financials –
GAAP financial statements for 12-month period ending 12/31/2011
• Transaction Facts $28 per share / $2.4B enterprise value
• Earnings Accretion / Closing Will update at closing (estimated close in
3Q, FY’13) *
• Revenue $857M (+12% Y/Y)
• Gross Margin $734M (86% of revenue)
• Operating Income $   91M (11% of revenue)
• Cash Flow from Operations $195M (4.4x Net Income)

Key design tenets

- Leverage Dell's core strengths
- Provide unique value add & differentiation
- Focus on margin

Investor Relations
Dell leadership in software
Software’s intersection with our core strengths allows us to create solutions that bridge customers to new computing paradigms seamlessly
Client
Services
Enterprise
Software
Server, storage
and networking
capabilities
Services,
Security,
Cloud
End-user
computing
Software
that
leverages Dell
core strengths

Investor Relations
Quest’s diversified software portfolio

Windows Server
Management
Performance
Monitoring
Data
Protection
User Workspace
Management
Database
Management
Identity & Access
Management
Quest Windows
Server Mgmt
Quest Foglight
Quest NetVault
Quest
Workspace
Quest One Quest Toad
• Quest addresses enterprise software segments totaling ~$30B and projected to grow to ~$43B by FY16, representing a CAGR of 10%
1
• Including Quest, Dell will have a software business that generated over $1.2 billion of revenue in 2011
2
1
Dell Internal Analysis, IDC, and Gartner
2
Pre-acquisition revenue figures, excludes estimates for purchase accounting adjustments
Provides a platform foundation to expand Dell’s software capabilities

Investor Relations
Quest Segments
Quest strengthens key areas of Dell’s end-to-end
solution capabilities

Data Protection
Windows Server Mgmt
User Workspace Mgmt
Performance Monitoring
Database Management
Identity and Access Mgmt
Dell Complementary Solutions
Application Modernization (with Dell Clerity & MAKE)
Systems Management (with Dell KACE)
Data Backup and Recovery (with Dell AppAssure)
Security (with Dell SecureWorks & SonicWALL)
Database Management (NEW capability with Quest)

MarketTools
ACE award
ACHIEVEMENT IN CUSTOMER EXCELLENCE
2011

SD Times 2011 100

WindowsITPro 2011
Editors' Best
GOLD

InfoWorld.com 2011 AWARDS
TECHNOLOGY LEADERSHIP

SC MAGAZINE
RECOMMENDED

SQLServer 2011
Community Choice
GOLD

WindowSecurity.com
READERS' CHOICE WINNER

Redmond
Best of the Best
READERS' CHOICE AWARDS
Winner

MSExchange.org
READERS' CHOICE WINNER 1

2011

Microsoft
GOLD CERTIFIED
Partner

DELL

Investor Relations
Quest is consistently recognized as a leader
Source: Gartner, September 2011
•
“Quest One Identity Manager has significant
Identity and Access Governance functionality,
including a robust identity data model, discovery
and analytics tools for constructing an identity
warehouse, a mature workflow offering, and
mature user interface design tools.”
– Gartner Magic Quadrant for Identity and Access
Governance, Dec 2011
•
Gartner places Quest’s Application Performance
Monitoring solution in the Leader’s quadrant of
it’s Magic Quadrant, stating that “Foglight's
distinctive model-centric architecture provides
an integrated approach to the five dimensions of
APM”
– Gartner Magic Quadrant for Application
Performance Monitoring, Sept 2011

Investor Relations
Quest strategically aligns with Dell’s software
strategy

•
~$19B Enterprise Solutions & Services
business spanning servers, storage,
networking, services, and software
•
End-to-end IT solutions designed to scale
with a mid-market design point
•
Global scale & reach
Enterprise Software Portfolio
& Software Engineering Talent
Enterprise Software Portfolio
& Software Engineering Talent
Total Enterprise Solutions &
Global Reach
Total Enterprise Solutions &
Global Reach
•
$857M software business, built on simple-to-
use solutions to common IT challenges
•
Support heterogeneous and next-generation
virtualized environments
•
Deep engineering capabilities with 1,300
software engineers
Quest’s enterprise software portfolio complements Dell’s end-to-end enterprise solutions

Q & A